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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):                        April 18, 2006
  ARRAN FUNDING LIMITED      SOUTH GYLE RECEIVABLES TRUSTEE            RBS CARDS SECURITISATION
                                        LIMITED                           FUNDING LIMITED
                             (Exact name of registrant as
                               specified in its charter)

  JERSEY, CHANNEL ISLANDS       JERSEY, CHANNEL ISLANDS                 JERSEY, CHANNEL ISLANDS
                              (State or other jurisdiction
                                    of incorporation)

        333-128502                     333-128502-02                          333-128502-01

                                  (Commission File Number)

           NONE                             NONE                                   NONE
                              (IRS Employer Identification No.)

    22 Grenville Street             22 Grenville Street              Royal Bank House, 71 Bath Street
St. Helier, Jersey, JE4 8PX     St. Helier, Jersey, JE4 8PX            St. Helier, Jersey, JE4 8PJ
      CHANNEL ISLANDS                 CHANNEL ISLANDS                        CHANNEL ISLANDS
                            (Address of principal executive offices)
                                         (Zip Code)

     (44) 1534-609000                 (44) 1534-609000                       (44) 1534-285279
                               (Registrant's telephone number,
                                     including area code)

            N/A                             N/A                                    N/A
                               (Former name or former address,
                                if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Explanatory Note

Exhibit 20.3 to the Form 8-K filed April 18, 2006 in respect of the April 18, 2006 Distribution Date incorrectly reported the data in the "Aggregate amount of receivables that, as at 31 March 2006 were delinquent by" chart. The "Aggregate amount of receivables that, as at 31 March 2006 were delinquent by" chart included in this Form 8-K/A as item 7 in Exhibit 20.3 hereby supersedes in its entirety the "Aggregate amount of receivables that as at 31 March 2006 were delinquent by" chart included as item 7 in Exhibit 20.3 to the Form 8-K filed April 18, 2006.

ITEM 9.01 EXHIBITS.

(a) Not applicable

(b) Not applicable

(c) Exhibits

Exhibit 20.1 Monthly Servicer's report in respect of Series 2005-A for the April 18, 2006 Distribution Date.

Exhibit 20.2 Monthly Servicer's report in respect of Series 2005-B for the April 18, 2006 Distribution Date.

Exhibit 20.3   Performance Summary

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    The Royal Bank of Scotland plc as Servicer


May 30, 2006                        By: /s/ Colin A Baillie
                                        ----------------------------------------
                                        Name:  Colin A Baillie
                                        Title: Director, Finance, Cards Business